Exhibit 10.1(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on September 30, 2005


                                                                  Conversion
      Issue Date           Due Date             Principal           Price
      ----------           --------             ---------           -----
       09/30/05            03/30/06           $ 444,872.73         $ 0.005